UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 4, 2007
                                                        -----------------

                             REPRO-MED SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEW YORK                       0-12305                 13-3044880
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


               24 Carpenter Road, Chester, New York            10918
             ----------------------------------------        ----------
             (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (914) 469-2042
                                                           --------------

                                 not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

According to a guidance document from Medicare's Region B contracting agent, the Freedom60, manufactured by Repro-Med Systems (REPR.OB) dba RMS Medical Products in Chester New York, is the only infusion pump to be reimbursed for use with subcutaneous immune globulin. A copy of the press release is attached as Exhibit
99.1. A copy of the guidance document is attached as Exhibit 99.2.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit   Description
-------   -----------

99.1      Press release dated September 4, 2007.

99.2      Guidance document from Medicare's Region B contracting agent.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REPRO-MED SYSTEMS, INC.
                                       (Registrant)


Date  September 4, 2007                By: /s/ Andrew I. Sealfon
      -----------------                    ---------------------
                                           Andrew I. Sealfon
                                           President and Chief Executive Officer

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